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                                                                     EXHIBIT 4.6

                             M-TRON INDUSTRIES, INC.
                                 RIGHTS OFFERING
                 NOMINEE HOLDER OVER-SUBSCRIPTION EXERCISE FORM
                   PLEASE COMPLETE ALL APPLICABLE INFORMATION

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   BY MAIL OR HAND DELIVERY:                      BY OVERNIGHT COURIER:
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         American Stock                                 American Stock
    Transfer & Trust Company                       Transfer & Trust Company
         59 Maiden Lane                              Exchanges & Tenders
    New York, New York 10038                            59 Maiden Lane
                                                   New York, New York 10038
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      THIS FORM IS TO BE USED ONLY BY NOMINEE HOLDERS TO EXERCISE THE
OVER-SUBSCRIPTION PRIVILEGE IN RESPECT OF RIGHTS THAT WERE EXERCISED AND DELIVERED THROUGH THE FACILITIES OF A COMMON DEPOSITORY. ALL OTHER EXERCISES OF OVER-SUBSCRIPTION PRIVILEGES MUST BE EFFECTED BY THE DELIVERY OF THE SUBSCRIPTION CERTIFICATES.

      THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE PROSPECTUS OF M-TRON INDUSTRIES, INC. (THE "COMPANY") DATED ____________ , 2000 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE COMPANY.

      VOID UNLESS RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL BY 5:00 P.M., EASTERN STANDARD TIME, ON _____________, 2000, UNLESS EXTENDED BY THE COMPANY (THE "EXPIRATION DATE").

1. The undersigned hereby certifies to the Subscription Agent that it is a participant in The Depository Trust Company (the "Depository") and that it has either: (i) exercised all of the rights and delivered such exercised rights to the Subscription Agent by means of transfer to the Depository Account of the Subscription Agent; or (ii) delivered to the Subscription Agent a Notice of Guaranteed Delivery in respect of the exercise of the rights and will deliver the rights called for in such Notice of Guaranteed Delivery to the Subscription Agent by means of transfer to such Depository Account of the Company.

2. The undersigned hereby exercises the over-subscription privilege to purchase, to the extent available, shares of Class A Common Stock and certifies to the Subscription Agent that such over-subscription privilege is being exercised for the account or accounts of persons (which may include the undersigned) on whose behalf all rights have been exercised.*

* PLEASE COMPLETE THE NOMINEE HOLDER CERTIFICATION FORM CONTAINING THE RECORD DATE POSITION OF RIGHTS OWNED, THE NUMBER OF SHARES SUBSCRIBED FOR IN CONNECTION WITH THE EXERCISE OF THE BASIC SUBSCRIPTION PRIVILEGE AND THE NUMBER OF SHARES SUBSCRIBED FOR IN CONNECTION WITH THE EXERCISE OF THE OVER-SUBSCRIPTION RIGHTS, IF APPLICABLE.

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3.    The undersigned understands that payment of the subscription price of
      $5.00 per share for each share of Class A common stock subscribed for pursuant to the over-subscription privilege must be received by the Subscription Agent on or before 5:00 p.m., Eastern Standard Time, on the Expiration Date, and represents that such payment, in the aggregate amount of $ ________ either (check appropriate box):

/ / has been or is being delivered to the Subscription Agent pursuant to the Notice of Guaranteed Delivery referred to above, or

/ /   is being delivered to the Subscription Agent herewith, or

/ / has been delivered separately to the Subscription Agent in the manner set forth below (check appropriate box and complete information relating thereto):

      / /    uncertified check

      / /    certified check

      / /    bank draft

      / /    money order

      / /    wire transfer



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Depository Subscription Confirmation Number


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Depository Participant Number


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Contact Name


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Phone Number

                                             Dated:                      , 2000
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Name of Nominee Holder


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Address


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City                                State                              Zip Code


By:
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     Name:
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     Title:
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